Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

10 Commitments and Contingencies

Lease Commitments

Property, plant and equipment includes $7 million as of December 31, 2013 (2012: $12 million) for capital leases and other beneficial rights of use, such as building rights and hire purchase agreements. The financial obligations arising from these contractual agreements are reflected in long-term debt. Long-term operating lease commitments totaled $107 million as of December 31, 2013 (2012: $153 million). The long-term operating leases are mainly related to the rental of buildings. These leases expire at various dates during the next 30 years. Future minimum lease payments under operating and capital leases are as follows:

	Operating Leases	Capital Leases
2014	24	6
2015	22	2
2016	16	2
2017	12	1
2018	9	—
Thereafter	24	—

Total future minimum leases payments	107	11
Less: amount representing interest		1

Present value of future minimum lease payments		10

Rent expense amounted to $65 million in 2013 (2012: $54 million; 2011: $51 million).

Guarantees

At the end of 2013 there were no material guarantees recognized by the Company.

Purchase Commitments

The Company maintains purchase commitments with certain suppliers, primarily for raw materials, semi finished goods and manufacturing services and for some non-production items. Purchase commitments for inventory materials are generally restricted to a forecasted time-horizon as mutually agreed upon between the parties. This forecasted time-horizon can vary for different suppliers. As of December 31, 2013, the Company had purchase commitments of $166 million, which are due through 2019.

Environmental remediation

In each jurisdiction in which we operate, we are subject to many environmental, health and safety laws and regulations that govern, among other things, emissions of pollutants into the air, wastewater discharges, the use and handling of hazardous substances, waste disposal, the investigation and remediation of soil and ground water contamination and the health and safety of our employees. We are also required to obtain environmental permits from governmental authorities for certain of our operations.

As with other companies engaged in similar activities or that own or operate real property, the Company faces inherent risks of environmental liability at our current and historical manufacturing facilities. Certain environmental laws impose liability on current or previous owners or operators of real property for the cost of removal or remediation of hazardous substances. Certain of these laws also assess liability on persons who arrange for hazardous substances to be sent to disposal or treatment facilities when such facilities are found to be contaminated.

Soil and groundwater contamination has been identified at our properties in Hamburg, Germany and Nijmegen, the Netherlands. The remediation processes have been ongoing for several years and are expected to continue for several years.

Our former property in Lent, the Netherlands, is affected by trichloroethylene contamination. ProRail B.V., owns certain property located nearby and has claimed that we have caused trichloroethylene contamination on their property. We have rejected ProRail’s claims, as we believe that the contamination was caused by a prior owner of our property in Lent. While we are currently not taking any remediation or other actions, we estimate that our aggregate potential liability, if any, in respect of this property will not be material.

Asbestos contamination has been found in certain parts of our properties in Manchester in the United Kingdom and in Nijmegen, the Netherlands. Both in the United Kingdom and the Netherlands, we will be required to dispose of the asbestos when the buildings currently standing on the property are demolished or divested. We estimate our potential liability will not be material. Additionally, in the Netherlands, we will be required to remediate the asbestos contamination at a leased property, upon termination of the lease. The lease is not expected to end soon and we estimate the cost of remediation will not be material.

Litigation

We are regularly involved as plaintiffs or defendants in claims and litigation relating to matters such as commercial transactions and intellectual property rights. In addition, our divestments sometimes result in, or are followed by, claims or litigation by either party. From time to time, we also are subject to alleged patent infringement claims. We rigorously defend ourselves against these alleged patent infringement claims, and we rarely participate in settlement discussions. Although the ultimate disposition of asserted claims and proceedings cannot be predicted with certainty, it is our belief that the outcome of any such claims, either individually or on a combined basis, will not have a material adverse effect on our consolidated financial position. However, such outcomes may be material to our consolidated statement of operations for a particular period.

With the support from its in-house and outside counsel and based on its best estimate, the Company records an accrual for any claim that arises whenever it considers that it is probable that it is exposed to a loss contingency and the amount of the loss contingency can be reasonably estimated. Based on the most current information available to it and based on its best estimate, the Company also reevaluates at least on a quarterly basis the claims that have arisen to determine whether any new accruals need to be made or whether any accruals made need to be adjusted.

Based on the procedures described above, the Company has an aggregate amount of approximately $7 million accrued for legal proceedings pending as of December 31, 2013, compared to approximately $59 million as of December 31, 2012. Such accruals are for the greater part included in “Accrued liabilities”. There can be no assurance that the Company’s accruals will be sufficient to cover the extent of its potential exposure to losses. Historically, legal actions have not had a material adverse effect on the Company’s business, results of operations or financial condition.

Set forth below are descriptions of our most important legal proceedings pending as of December 31, 2013, for which the related loss contingency is either probable or reasonably possible, including the legal proceedings for which accruals have been made:

•

Three former employees of Signetics Corp, a predecessor of NXP Semiconductors USA, Inc. and their respective children each separately filed various counts against NXP Semiconductors USA, Inc. (negligence, premises liability, strict liability, abnormal and ultrahazardous activity, willful and wanton misconduct and loss of consortium) asserting exposure to harmful chemicals and substances while the employees concerned were working in a factory “clean room” of Signetics Corp., resulting in alleged physical injuries and eventual birth defects to their children (cases No. N09C-10-032 JRJ, N10C-05-137 JRJ and 1-10-CV-188679). Initial discovery has commenced by both sides in above mentioned cases. Actual substantive responses are pending. A motion to dismiss has been filed in Case No. N09C-10 032 and Case No. N10C-05-137. The Court delayed her ruling pending the ruling by the Delaware Supreme Court and New Mexico Court of Appeal in similar cases. In Case No. 1-10-CV-188679 the Court denied a motion to dismiss and instructed parties to commence discovery. A trial setting conference is scheduled for May 5, 2014.

•	In 2007, certain former employees of NXP Semiconductors France SAS employed by a subsidiary of the DSP Group, Inc. filed a claim against NXP Semiconductors France SAS before the Tribunal de Grande Instance in an emergency procedure (procédure de référé) to demand re-integration within NXP Semiconductors France SAS, following the closure of the DSP Group’s activities in France and the consequent termination of their employment agreements. The claim was rejected by the Tribunal de Grande Instance. The employees concerned then brought the same claim before the Social Court (Conseil de Prud’hommes) in Caen which, on April 27, 2010, also ruled in favor of NXP Semiconductors France SAS. The claimants filed for an appeal in last resort on May 18, 2010. The Cour d’Appel de Caen assigned the claim in her ruling of October 11, 2013. NXP Semiconductors France SAS has given notice of appeal for the Cour de Cassation.

The estimated aggregate range of reasonably possible losses is based on currently available information in relation to the claims that have arisen and on the Company’s best estimate of such losses for those cases for which such estimate can be made. For certain claims, the Company believes that an estimate cannot currently be made. The estimated aggregate range requires significant judgment, given the varying stages of the proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants (including the Company) in such claims whose share of liability has yet to be determined, the numerous yet-unresolved issues in many of the claims, and the attendant uncertainty of the various potential outcomes of such claims. Accordingly, the Company’s estimate will change from time to time, and actual losses may be more than the current estimate. As at December 31, 2013, the Company believes that for all litigation pending its aggregate exposure to loss in excess of the amount accrued could range between $0 and approximately $24 million.